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                                                                    EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of MIV Therapeutics, Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended August 31, 2007 as filed with the Securities and Exchange Commission (the "Form 10-Q") that, to the best of their knowledge:

         (1) the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 14, 2008                            /s/ Mark Landy
                                                   ----------------------
                                                   Mark Landy
                                                   Chief Executive Officer


Dated: January 14, 2008                            /s/ Patrick McGowan
                                                   ----------------------
                                                   Patrick McGowan
                                                   Chief Financial Officer